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           As filed with the Securities and Exchange Commission on July 14, 1999
                                                      Registration No. 0-26081

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    AMENDMENT
                                     NO. 2 TO
                                     FORM 10
                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                          SCRIPPS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                ----------------

          CALIFORNIA                                         33-0855985
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)
                               7817 IVANHOE AVENUE
                           LA JOLLA, CALIFORNIA 92037

               (Address of principal executive offices; zip code)

                                 (619) 456-2265
                     (Telephone number, including area code)

                                ----------------

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                  Name of Each Exchange on Which
     to be so Registered                  Each Class is to be Registered
     -------------------                  ------------------------------

            NONE                                    NOT APPLICABLE

Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE

                                (Title of class)



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EXHIBITS



      EXHIBIT
      NUMBER    DESCRIPTION OF DOCUMENT
      --------  -----------------------
      27.1      Financial Data Schedule.




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                                     SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.
                                   SCRIPPS FINANCIAL CORPORATION


Date July 14, 1999                       By: /s/ Ronald J. Carlson
    -------------------------               ----------------------------------
                                            Name:  Ronald J. Carlson
                                            Title: President